Supplement to Spinnaker Choice Prospectus
                       Supplement dated  March 24, 2009
                to Prospectus dated May 1, 2008 as supplemented

Discontinuation of Sales & Investment Option Changes:

Effective April 30, 2009, Symetra Life Insurance Company has decided to discontinue sales of the Spinnaker Choice annuity, no longer allowing new sales of the contract. As a current contract owner, your level of service will not be affected, you will continue to be able to make on-going contributions to your existing contract and you will still have all rights and benefits under the contract.

In conjunction with the discontinuation of sales, Symetra Life Insurance Company will be making changes to the investment options offered to existing contract owners under the Spinnaker Choice contract. If you are invested in the Portfolios on April 30, 2009, and remain continuously invested thereafter,
you will still be allowed to contribute to the Portfolios.   Effective
April 30, 2009, the following Portfolios are available only if you have been continuously invested in them since April 30, 2009:



AIM V.I. Capital Development Fund (Series II shares)

AIM V.I. Capital Appreciation Fund (Series II shares)

American Century VP Value Fund

American Century VP Ultra Class II Fund

Dreyfus Socially Responsible Growth Fund, Inc.

Franklin Small Cap Value Securities Fund - Class 2

Franklin Small-Mid Cap Growth Securities Fund - Class 2

Franklin Flex Cap Growth Securities Fund - Class 2

PIMCO All Asset Portfolio - Advisor Class Shares


The disclosure set forth below is added to the prospectus under
Section 6: Taxes.

Effective on January 1, 2009, new Department of Treasury 403(b) regulations went into effect. The new regulations generally require employers offering 403(b) plans (also referred to as Tax Shelter Annuities ("TSAs")) to maintain those plans pursuant to a written plan document and to coordinate administration of the plans. Depending on the employer's written plan, there may be restrictions on the availability of loans, distributions, transfers and exchanges.

If your contract is issued pursuant to a 403(b) plan, we generally are required to confirm with your 403(b) plan sponsor that your Purchase Payments to or surrender, withdrawals, transfers or loans from your contract comply with applicable tax requirements before we process those transactions and to decline Purchase Payments or requests that are not in compliance. These transactions cannot be processed until all information required under the tax law is received. By directing Purchase Payments to the Contract or requesting any one of these payments, you consent to the sharing of confidential information about you, the contract, and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
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Prior to the effective date of the final regulations, participants in 403(b)
plans could transfer one annuity contract or custodial account to another under a tax-deferred transfer (also called a "90-24 transfer"). The new regulations affect these 90-24 transfers. If the 90-24 transfer occurred after September 24, 2007, and it did not comply with the new regulations, then the transfer could become taxable on or after January 1, 2009. Also, if additional contributions were made to the Contract after September 24, 2007, then the transfer may become taxable on or after January 1, 2009.

As a general matter, all contracts that have received plan contributions after 2004 are required to be included in the 403(b) and subject to your employer's administration. The new rules are complex, and this discussion is not intended as tax advice. The IRS continues to issue guidance and clarification regarding the new rules. Some rules may be subject to difference interpretations. You should consult your own tax advisor or your employer to discuss the new regulations.

The disclosure set forth below is added to the prospectus under
Section 7: Access to Your Money.

LOANS
Subject to your TSA employer's plan, you may take a loan against your Contract
Value.   If permitted, you may request a loan from us, using your Contract
Value as the security for the loan, if your Contract is:

	-	Not subject to Title 1 of ERISA;
	-	Issued under Section 403(b) of the Code; and
	-	Permitted to take loans under the plan.

Loans will be made only from the Symetra Fixed Account balance and only up to certain limits. The amount and terms of a loan may be subject to state restrictions, plan requirements and Section 72(p) of the Code. You must sign a loan agreement. We may charge a loan application fee. We will also charge interest on the outstanding loan balance. The amount of interest we credit to the loaned amount will not be less than what is guaranteed in your contract. Consult a tax advisor and read your loan agreement prior to taking any loan.